Exhibit 99.2

XpresSpa Group (XSPA) January 10, 2022 H.C. Wainright BIOCONNECT Conference

XpresSpa Group - 2020 Pivot delivers in 2021 • Lowest Revenues (2020) to Record Revenues (2021) • Largest Loss (2020) to Record Net Income (2021) 2019 2020 YTD Q3 2021 2021 Est. Total Net Revenues $ 48.5 $ 8.4 44.4 $ 71.0 $ Net Income (Loss) $ (21.20) $ (90.50) 0.1 $ Cash $ 2.2 $ 89.8 109.2 $

Beyond the Pivot Airport Spas to Airport Covid Testing to Travel Health & Wellness Company

Beyond - Foresight and Execution of XpresCheck - Leveraging airport expertise beyond existing real estate - Securing best testing options – Abbott ID NOW & Accula Rapid PCR tests - Patient Fee for Services model - Early determination and ongoing Testing relevancy for travel - Airport contracts and multi-state medical practices = Competitive moat - CDC pilot to program expansion = nation’s first airport biosurveillance program - Value recognition across multiple business segments: XpresCheck / XpresSpa / Treat - Acceleration of Unit Level economics - Multiple contributors to leverage corporate overhead

Delivering - Experienced Executive Team - High Growth - Ongoing Innovation - Technology Led - Strong Liquidity - Committed Board • CEO • Strategic Growth Opportunities • Continued Multi-Channel Execution • Creating the Culture • Growing Shareholder Value • CFO • Growing Shareholder Value • Fiscal Controls / Cost Savings • Buyback Program • Acquisition/Investment Evaluation • COO • Efficient Execution in Dynamic Environments • People Operations - No Lost Salaried Employees • Agile Management • CTO • Strategic Technology Roadmap • Privacy & Data Security • Innovative Consumer Healthcare Tools & Platforms

Leveraging Successes - Multiple Segments Contributing (diversifying risk, while leveraging overhead) - XpresCheck - XpresSpa - Treat - Rebranding the Corporation from “XpresSpa Group” in Spring to reflect evolution - Acquisition and Investment Opportunities - Strategic Investments synergistic to our offering - Acquisition of related businesses, within Travel Health or Wellness, accretive to Net Income - Strong Liquidity - Positive Cash Flow - Low Debt

- XpresCheck is the largest, growing COVID-19 testing company in U.S. airports - Healthy, growing Revenue and proforma Margins (30+%) - Contracted relationships with major Airports (JFK, SFO, ATL), major Airlines (United, Delta) and Government Agencies (CDC) - Highly Scalable

Opportunities - Expand within existing airports and new airports (US/ INT) - Potential for new verticals – ports, municipalities, offices - Expand on-site testing / screening / diagnostics - Unique Data / Analytics - Big Pharma - Centers for Disease Control multi-year contract Long Term Value - Foresee indefinite horizon for testing, bio-surveillance and associated data

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- Largest Global Airport Wellness Operator (15+ years) - High Brand recognition - Closed 50 units / 25 airports March 2020 - Re-opened 20 units / 11 airports to date - Expect to reopen additional domestic units w/ traffic recovery plus exploring new international expansion - Adjusted Services and Product Mix / Refreshing offerings - Leveraged initial Sales lag to airport traffic by reduced operating hours for increased Productivity and Profit % - Historical $45M+ Annual Revenue with 20+% Operating Margin

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13 - New Multi-Channel Travel Health and Wellness Brand - Launched Treat.com June 2021 - Launched Treat App w/ on-demand telehealth August 2021 - Launched flagship airport onsite location December 2021 - Access to multiple new revenue streams beyond physical airports featuring high value Subscriptions through App - Significant BTB partnership opportunities

XpresSpa Group Revenue Projections

Management Doug Satzman, CEO - Starbucks Coffee - Le Pain Quotidien Scott Milford, COO - Soul Cycle - Starbucks Coffee James Berry, CFO - ClearChoiceMD Urgent Care - CareWell Urgent Care David Kohel, CTO - Zoom+ Care - Nike *see more information on Management page on www.xpresspagroup.com

XSPA Stock 12/31/2020 12/31/2021 Stock PriceClose: $1.19 $2.02 Market Cap: $111.9 M $213.4M 9/30/2021 Cash $109.2 M Current Assets $113.1 Debt (Notes Payable) $5.7

Disclaimers Forward-Looking Statements This presentation contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of the date of the presentation and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other Securities and Exchange Commission filings. All subsequent written and oral forward-looking statements concerning XpresSpa Group, or other matters and attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. XpresSpa Group does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof. Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of XpresSpa Group, Inc. While all financial projections, estimates and targets are necessarily speculative XpresSpa Group, Inc. believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimate underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that XpresSpa Group, Inc. or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Trademark Usage XpresSpa Group, the XpresSpa Group logo, and other XpresSpa Group trademarks, service marks, and designs are registered or unregistered trademarks of XpresSpa Group Inc. and its subsidiaries in the United States and in foreign countries. This presentation contains trade names, trademarks and service marks of other companies. All such trade names, trademarks and service marks of other companies are property of their respective owners. Use of Non-GAAP Financial Measures XpresSpa uses GAAP and non-GAAP measurements to assess the trends in its business. Items XpresSpa reviews on an ongoing basis are revenues, comparable store sales (which it defines as sales from stores opened longer than a year compared to the same period sales of those stores a year ago), store contribution margins, and number of transactions (which is a way to measure traffic in spas). In addition, XpresSpa monitors stores’ performance compared to its model store metrics to ensure that it is consistently opening spas that have the same or similar return dynamics as historical stores. XpresSpa believes the trends exhibited by its business are strong and substantiate its continued investment in additional locations and infrastructure.